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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

       Date of Report (Date of earliest event reported): September 1, 2004

                          MERRILL LYNCH DEPOSITOR, INC.
                     (ON BEHALF OF PPLUS TRUST SERIES DCC-1)
             (Exact name of registrant as specified in its charter)

    DELAWARE                      001-31760                      13-3891329
(State or other                 (Commission                  (I. R. S. Employer
jurisdiction of                  File Number)                Identification No.)
 incorporation)

         WORLD FINANCIAL CENTER,                               10080
           NEW YORK, NEW YORK                               (Zip Code)
          (Address of principal
           executive offices)
                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT

SECTION 1.        REGISTRANT'S BUSINESS AND OPERATIONS

                  Not applicable.

SECTION 2.        FINANCIAL INFORMATION

                  Not applicable.

SECTION 3.        SECURITIES AND TRADING MARKETS

                  Not applicable.

SECTION 4.        MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

                  Not applicable.

SECTION 5.        CORPORATE GOVERNANCE AND MANAGEMENT

                  Not applicable.
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SECTION 6.        [RESERVED]

SECTION 7.        REGULATION FD

                  Not applicable.

SECTION 8.        OTHER EVENTS

         ITEM 8.01         OTHER EVENTS

         99.1     Distribution to holders of the PPLUS Trust Certificates Series
                     DCC-1 on September 1, 2004.

                           For information with respect to the underlying
                  securities held by PPLUS Trust Series DCC-1, please refer to DaimlerChrysler AG's (Commission file number 001-14561) periodic reports, including annual reports on Form 20-F and current reports on Form 6-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities guarantor and the underlying securities issuer has filed electronically with the SEC.

                           Although we have no reason to believe the information
                  concerning the underlying securities, the guarantee, the underlying securities issuer or the underlying securities guarantor contained in the prospectus related to the underlying securities or in the underlying securities issuer's or the underlying securities guarantor's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents, or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer or the underlying securities guarantor (including, without limitation, no investigation as to their financial condition or creditworthiness) or of the underlying securities or the guarantee has been made. You should obtain and evaluate the same information concerning the underlying securities issuer and the underlying securities guarantor as you would obtain and evaluate if you were investing directly in the underlying securities and the guarantee or in other securities issued by the underlying securities issuer or the underlying securities guarantor. There can be no assurance that events affecting the underlying securities, the guarantee, the underlying securities issuer or the underlying securities guarantor have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.
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SECTION 9.        FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

               (a)         Financial statements of business acquired.

                           Not applicable.

               (b)         Pro forma financial information.

                           Not applicable.

               (c)         Exhibits.

                           99.1 Trustee's report in respect of the September 1, 2004 distribution to holders of the PPLUS Trust Certificates Series DCC-1.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           MERRILL LYNCH DEPOSITOR, INC.

         Date: September 7, 2004                    By:      /s/ Brian Barrett
                                                              ------------------
                                                    Name:    Brian Barrett
                                                    Title:   President


                                            EXHIBIT INDEX


                  99.1 Trustee's report in respect of the September 1, 2004 distribution to holders of the PPLUS Trust Certificates Series DCC-1.